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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 12, 2003
                                                          ---------------



                            MERRIMAC INDUSTRIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   0-11201                     22-1642321
         --------                   -------                     ----------
(State of incorporation)  (Commission File Number)            (IRS Employer
                                                          Identification Number)



          41 Fairfield Place, West Caldwell, New Jersey        07006
          ---------------------------------------------        -----
          (Address of Principal Executive Offices)           (Zip Code)




       Registrant's telephone number, including area code: (973) 575-1300
                                                           --------------



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Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press release issued by Merrimac Industries, Inc. dated August 12, 2003.

Item 12. Results of Operations and Financial Condition

On August 12, 2003, Merrimac Industries, Inc. issued a press release announcing financial results for the second quarter and six months ended June 28, 2003. The full text of the press release is attached hereto as Exhibit 99.1.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 12, 2003

                                    MERRIMAC INDUSTRIES, INC.

                                    By: /s/ Robert V. Condon
                                    --------------------------------
                                    Name:  Robert V. Condon
                                    Title: Vice President, Finance and Chief
                                           Financial Officer